MML SERIES INVESTMENT FUND
MML Income & Growth Fund
(the “Fund”)
Supplement dated February 1, 2023, to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the information found in the third sentence of the second paragraph found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 38 of the Prospectus):
Barrow Hanley typically invests in approximately 75 — 100 securities.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 41 of the Prospectus):
Pranay Laharia, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2022.
The following information supplements the information for Barrow Hanley found beginning on page 115 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Pranay Laharia, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Laharia joined Barrow Hanley in 2013 and currently serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Laharia served as an analyst for State Street Global Advisors in Ireland, where he led a team that focused on the research of companies in the technology and telecom sectors. His career in the technology sector includes positions at Deutsche Bank Securities, Cambridge Technology Partners, and UOP, a Honeywell Company.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-22-06
IG-22-01

MML SERIES INVESTMENT FUND
MML Income & Growth Fund
(the “Fund”)
Supplement dated February 1, 2023 to the
Statement of Additional Information dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”), and any previous supplements. It should be retained and read in conjunction with the SAI, and any previous supplements.
The following information replaces similar information for Barrow Hanley related to the Fund found on page B-217 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of MML Income & Growth are Mark Giambrone, Brad Kinkelaar, Pranay Laharia, Michael B. Nayfa, Terry L. Pelzel, Brian F. Quinn, and Lewis Ropp.
The following information supplements the information related to the Fund found beginning on page B-217 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Pranay Laharia
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2022.

**
Does not include MML Income & Growth.

Ownership of Securities:
As of September 30, 2022, Mr. Laharia did not own any shares of MML Income & Growth.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L7352-22-05